SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported) September 25, 2009
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                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



           Delaware                                   91-1313292
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(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                   Identification No.)



                19245 Tenth Avenue NE, Poulsbo, Washington 98370
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               (Address of principal executive offices) (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
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                                 NOT APPLICABLE
                                 --------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT
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Item 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


On September 25, 2009 the Partnership entered into a new $9.8 million term loan agreement with Northwest Farm Credit Services, PCA (NWFCS). The new loan carries a fixed rate of interest of 6.4% per annum paid monthly. Principal payments will not be due under this loan agreement until maturity in September 2019 when the entire outstanding principal balance of the loan will be due. Proceeds from this new term loan will be used to retire an $8.5 million term loan carrying a fixed interest rate of 9.65% to John Hancock Life Insurance Company (JHLIC) due in April 2011. In addition to retiring the note, a $1.1 million make whole premium due and payable to JHLIC because of early repayment was also funded from the proceeds of the new term loan.

Following funding of the new term loan and retirement of one of the Partnership's two JHLIC term loans, the Partnership now has two term loans outstanding with staggered maturity dates as follows:

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Creditor                                       Maturity             Balance
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John Hancock Life Insurance Company           April 2011         $19.3 million
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Northwest Farm Credit Services              September 2019         9.8 million
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Total                                                            $29.1 million
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As part of the aforementioned term loan refinancing with NWFCS, the Partnership agreed to reduce its line of credit with NWFCS from $40 million to $35 million. This line of credit is currently untapped and it matures in July 2011.

SIGNATURES
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Pursuant to the requirements of Section 13 of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               POPE RESOURCES, A DELAWARE LIMITED
                               PARTNERSHIP


DATE: September 30, 2009       BY:   /s/ Thomas M. Ringo
                                     -------------------------------------------
                                     Thomas M. Ringo
                                     Vice President and Chief Financial Officer,
                                     Pope Resources, A Delaware Limited
                                     Partnership, and Pope MGP, Inc.,
                                     General Partner